                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 21, 1996
                                                        ----------------



                        First Alliance Mortgage Company
                                 on behalf of
                   First Alliance Mortgage Loan Trust 1995-2
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          New York                  33-0690326                   33-79948
----------------------------       ------------             -------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)             Identification No.




                      c/o First Alliance Mortgage Company
                           Attention: Mark K. Mason
             Executive Vice President and Chief Financial Officer
                            17305 Von Karman Avenue
                               Irvine, CA 92614
                              Address of Servicer
                   ----------------------------------------
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: (714)224-8500
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                                 Not Applicable

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
Item 5.  Other Events.

       Information relating to the distributions to Certificateholders for the October 1996 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1995-2, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1995 between First Alliance Mortgage Company as Servicer, and Bankers Trust Company, as trustee.


Item 7.      Exhibit.

      Monthly Report for the October 1996 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1995-2, Class A and Class B issued by the First Alliance Mortgage Loan Trust 1995-2.
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                                   SIGNATURE
                                   ---------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       First Alliance Mortgage Loan Trust 1995-2
                                       -----------------------------------------
                                                      (Registrant)

                                   By:   First Alliance Mortgage Company
                                       -----------------------------------------
                                                        (Servicer)

Date:  January 27, 1997            By:  /s/ Mark K. Mason
               --------                -----------------------------------------



                                 Name:                 Mark K. Mason
                                       -----------------------------------------

                                                Executive Vice President and
                                Title:            Chief Financial Officer
                                       -----------------------------------------